Significant Accounting Policies	6 Months Ended
Jun. 30, 2024
Significant Accounting Policies [Abstract]
Significant Accounting Policies
2.	Significant Accounting Policies:

A discussion of the Company’s significant accounting policies can be found in the Company’s consolidated financial statements included in the Annual Report on Form 20-F for the year ended December 31, 2023, filed with the SEC on April 2, 2024. There have been no material changes to these policies in the six-month period ended June 30, 2024, except as discussed below:

Depreciation is computed using the straight-line method over the estimated useful life of the vessels (25 years), after considering the estimated salvage value. Salvage value is estimated by the Company by taking the cost of steel times the weight of the ship noted in lightweight ton (“LWT”). Salvage values are periodically reviewed and revised to recognize changes in conditions, new regulations or for other reasons. Revisions of salvage values affect the depreciable amount of the vessels and affect depreciation expense in the period of the revision and future periods.

Effective January 1, 2024 and following management’s reassessment of the residual value of the vessels, the estimated scrap value per LWT was increased to $0.35 from $0.30. Management’s estimate was based on the average demolition prices prevailing in the market for which historical data were available. The effect of this change in accounting estimate, which did not require retrospective application as per ASC 250 “Accounting Changes and Error Corrections”, was to decrease net loss for the six-month period ended June 30, 2024, by $405 or $0.04 per weighted average number of shares, both basic and diluted. The decrease in the annual depreciation expense is expected to be $0.8 million per annum based on the useful lives of the Company’s existing fleet.

Recent Accounting Pronouncements – Not Yet Adopted

In March 2024, the SEC adopted climate-related reporting rules, The Enhancement and Standardization of Climate-Related Disclosures for Investors (the “SEC Climate Reporting Rules”). The SEC Climate Reporting Rules require for accelerated filers the following financial statement disclosures: a) Expenditures and capitalized costs, excluding recoveries, incurred related to severe weather events and natural events are required, if such expenditures exceed defined disclosure thresholds. In addition, a description of material estimates and assumptions used to produce the financial statement disclosures are required; b) If the use of carbon offsets or renewable energy credits (RECs) are a material component of the registrant’s plans to achieve climate-related targets or goals, disclosure of carbon offsets and RECs beginning and ending balances, amounts expensed, capitalized costs and losses are presented in the financial statements; c) Disclosure of gross scope 1 and scope 2 greenhouse gas (GHG) emissions, if material, as well a description of the methodology, significant inputs and assumptions used to calculate the GHG emissions, organizational and operational boundaries and protocols or standards used.  Scope 1 GHG emissions are direct GHG emissions from operations owned or controlled by the entity and scope 2 emissions are indirect GHG emissions from the generation of purchased or acquired electricity, steam, heat or cooling that is consumed by operations owned or controlled by the entity. The disclosures will be phased in, with the financial statement disclosures required for annual periods beginning in 2026 for accelerated filers. The Company continues to evaluate the additional disclosures required.

Other than the above, there are no recent accounting pronouncements the adoption of which is expected to have a material effect on the Company’s unaudited interim condensed consolidated financial statements for the six-month period ended June 30, 2024.